                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      ESL PARTNERS, L.P.
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Item                           Information

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Name:                          ESL Partners, L.P.

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Address:                       1170 Kane Concourse, Suite 200, Bay Harbor,
                               FL 33154

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Designated Filer:              Edward S. Lampert

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Date of Event Requiring        October 31, 2012
Statement (Month/Day/Year):

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Issuer Name and Ticker or      AUTONATION, INC. [AN]
Trading Symbol:

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Relationship of Reporting      10% Owner
Person(s) to Issuer:

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If Amendment, Date Original    Not Applicable
Filed (Month/Day/Year):

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Individual or Joint/Group      Form filed by More than One Reporting Person
Filing:

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Signature:                     By:     RBS Partners, L.P.
                               Its:    General Partner

                               By:     ESL Investments, Inc.
                               Its:    General Partner

                               By:     /s/ Edward S. Lampert
                                       ----------------------
                               Name:   Edward S. Lampert
                               Title:  Chief Executive Officer
                               Date:   November 2, 2012
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2.      SPE II PARTNERS, LP

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Item                           Information

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Name:                          SPE II Partners, LP

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Address:                       1170 Kane Concourse, Suite 200, Bay Harbor,
                               FL 33154

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Designated Filer:              Edward S. Lampert

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Date of Event Requiring        October 31, 2012
Statement (Month/Day/Year):

------------------------------ -------------------------------------------------
Issuer Name and Ticker or      AUTONATION, INC. [AN]
Trading Symbol:

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Relationship of Reporting      10% Owner
Person(s) to Issuer:

------------------------------ -------------------------------------------------
If Amendment, Date Original    Not Applicable
Filed (Month/Day/Year):

------------------------------ -------------------------------------------------
Individual or Joint/Group      Form filed by More than One Reporting Person
Filing:

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Signature:                     By:     RBS Partners, L.P.
                               Its:    General Partner

                               By:     ESL Investments, Inc.
                               Its:    General Partner

                               By:     /s/ Edward S. Lampert
                                       ---------------------
                               Name:   Edward S. Lampert
                               Title:  Chief Executive Officer
                               Date:   November 2, 2012

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3.      SPE MASTER II, LP

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Item                           Information

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Name:                          SPE Master II, LP

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Address:                       1170 Kane Concourse, Suite 200, Bay Harbor,
                               FL 33154

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Designated Filer:              Edward S. Lampert

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Date of Event Requiring        October 31, 2012
Statement (Month/Day/Year):

------------------------------ -------------------------------------------------
Issuer Name and Ticker or      AUTONATION, INC. [AN]
Trading Symbol:

------------------------------ -------------------------------------------------
Relationship of Reporting      10% Owner
Person(s) to Issuer:

------------------------------ -------------------------------------------------
If Amendment, Date Original    Not Applicable
Filed (Month/Day/Year):

------------------------------ -------------------------------------------------
Individual or Joint/Group      Form filed by More than One Reporting Person
Filing:

------------------------------ -------------------------------------------------
Signature:                     By:     RBS Partners, L.P.
                               Its:    General Partner

                               By:     ESL Investments, Inc.
                               Its:    General Partner

                               By:     /s/ Edward S. Lampert
                                       ---------------------
                               Name:   Edward S. Lampert
                               Title:  Chief Executive Officer
                               Date:   November 2, 2012

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4.      RBS PARTNERS, L.P.

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Item                           Information
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Name:                          RBS Partners, L.P.

------------------------------ -------------------------------------------------
Address:                       1170 Kane Concourse, Suite 200, Bay Harbor,
                               FL 33154

------------------------------ -------------------------------------------------
Designated Filer:              Edward S. Lampert

------------------------------ -------------------------------------------------
Date of Event Requiring        October 31, 2012
Statement (Month/Day/Year):

------------------------------ -------------------------------------------------
Issuer Name and Ticker or      AUTONATION, INC. [AN]
Trading Symbol:

------------------------------ -------------------------------------------------
Relationship of Reporting      10% Owner
Person(s) to Issuer:

------------------------------ -------------------------------------------------
If Amendment, Date Original    Not Applicable
Filed (Month/Day/Year):

------------------------------ -------------------------------------------------
Individual or Joint/Group      Form filed by More than One Reporting Person
Filing:

------------------------------ -------------------------------------------------
Signature:                     By:     ESL Investments, Inc.
                               Its:    General Partner

                               By:     /s/ Edward S. Lampert
                                       ---------------------
                               Name:   Edward S. Lampert
                               Title:  Chief Executive Officer
                               Date:   November 2, 2012

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5.      ESL INSTITUTIONAL PARTNERS, L.P.

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Item                           Information

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Name:                          ESL Institutional Partners, L.P.

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Address:                       1170 Kane Concourse, Suite 200, Bay Harbor,
                               FL 33154

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Designated Filer:              Edward S. Lampert

------------------------------ -------------------------------------------------
Date of Event Requiring        October 31, 2012
Statement (Month/Day/Year):

------------------------------ -------------------------------------------------
Issuer Name and Ticker or      AUTONATION, INC. [AN]
Trading Symbol:

------------------------------ -------------------------------------------------
Relationship of Reporting      10% Owner
Person(s) to Issuer:

------------------------------ -------------------------------------------------
If Amendment, Date Original    Not Applicable
Filed (Month/Day/Year):

------------------------------ -------------------------------------------------
Individual or Joint/Group      Form filed by More than One Reporting Person
Filing:

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Signature:                     By:     RBS Investment Management, L.L.C.
                               Its:    General Partner

                               By:     ESL Investments, Inc.
                               Its:    Manager

                               By:     /s/ Edward S. Lampert
                                       ---------------------
                               Name:   Edward S. Lampert
                               Title:  Chief Executive Officer
                               Date:   November 2, 2012

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6.      RBS INVESTMENT MANAGEMENT, L.L.C.

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Item                           Information

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Name:                          RBS Investment Management, L.L.C.

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Address:                       1170 Kane Concourse, Suite 200, Bay Harbor,
                               FL 33154

------------------------------ -------------------------------------------------
Designated Filer:              Edward S. Lampert

------------------------------ -------------------------------------------------
Date of Event Requiring        October 31, 2012
Statement (Month/Day/Year):

------------------------------ -------------------------------------------------
Issuer Name and Ticker or      AUTONATION, INC. [AN]
Trading Symbol:

------------------------------ -------------------------------------------------
Relationship of Reporting      10% Owner
Person(s) to Issuer:

------------------------------ -------------------------------------------------
If Amendment, Date Original    Not Applicable
Filed (Month/Day/Year):

------------------------------ -------------------------------------------------
Individual or Joint/Group      Form filed by More than One Reporting Person
Filing:

------------------------------ -------------------------------------------------
Signature:                     By:     ESL Investments, Inc.
                               Its:    Manager

                               By:     /s/ Edward S. Lampert
                                       ---------------------
                               Name:   Edward S. Lampert
                               Title:  Chief Executive Officer
                               Date:   November 2, 2012

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7.      ESL INVESTMENTS, INC.

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Item                           Information

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Name:                          ESL Investments, Inc.

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Address:                       1170 Kane Concourse, Suite 200, Bay Harbor,
                               FL 33154

------------------------------ -------------------------------------------------
Designated Filer:              Edward S. Lampert

------------------------------ -------------------------------------------------
Date of Event Requiring        October 31, 2012
Statement (Month/Day/Year):

------------------------------ -------------------------------------------------
Issuer Name and Ticker or      AUTONATION, INC. [AN]
Trading Symbol:

------------------------------ -------------------------------------------------
Relationship of Reporting      10% Owner
Person(s) to Issuer:

------------------------------ -------------------------------------------------
If Amendment, Date Original    Not Applicable
Filed (Month/Day/Year):

------------------------------ -------------------------------------------------
Individual or Joint/Group      Form filed by More than One Reporting Person
Filing:

------------------------------ -------------------------------------------------
Signature:
                               By:     /s/ Edward S. Lampert
                                       ---------------------
                               Name:   Edward S. Lampert
                               Title:  Chief Executive Officer
                               Date:   November 2, 2012

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